Sub-Item 77Q1(a)

                                AMENDMENT NO. 13
                           TO THE AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM EQUITY FUNDS

          This Amendment No. 13 (the "Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the "Trust") amends, effective April 30, 2010, the Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Equity Funds to AIM Equity Funds (Invesco Equity Funds); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                     NEW NAME
------------                     --------
AIM Capital Development Fund     Invesco Capital Development Fund
AIM Charter Fund                 Invesco Charter Fund
AIM Constellation Fund           Invesco Constellation Fund
AIM Disciplined Equity Fund      Invesco Disciplined Equity Fund
AIM Diversified Dividend Fund    Invesco Diversified Dividend Fund
AIM Large Cap Basic Value Fund   Invesco Large Cap Basic Value Fund
AIM Large Cap Growth Fund        Invesco Large Cap Growth Fund
AIM Summit Fund                  Invesco Summit Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Equity Funds are hereby changed to AIM Equity Funds (Invesco Equity Funds).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                            CLASSES OF EACH PORTFOLIO
---------                            -------------------------
Invesco Capital Development Fund     Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

Invesco Charter Fund                 Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class S Shares
                                     Class Y Shares
                                     Institutional Class Shares

Invesco Constellation Fund           Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares

Invesco Disciplined Equity Fund      Class Y Shares

Invesco Diversified Dividend Fund    Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

Invesco Large Cap Basic Value Fund   Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

PORTFOLIO                            CLASSES OF EACH PORTFOLIO
---------                            -------------------------
Invesco Large Cap Growth Fund        Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class R Shares
                                     Class Y Shares
                                     Institutional Class Shares
                                     Investor Class Shares

Invesco Summit Fund                  Class A Shares
                                     Class B Shares
                                     Class C Shares
                                     Class P Shares
                                     Class S Shares
                                     Class Y Shares
                                     Institutional Class Shares"